Investment in Affiliates	12 Months Ended
Mar. 31, 2012
Investment in Affiliates

12. Investment in Affiliates

Investment in affiliates at March 31, 2011 and 2012 consists of the following:

	Millions of yen		Millions of U.S. dollars
	2011	2012	2012
Shares	¥311,556	¥296,228	$3,604
Loans	61,820	35,489	432

	¥373,376	¥331,717	$4,036

Certain affiliates are listed on stock exchanges. The aggregate investment in and quoted market value of those affiliates amounted to ¥53,851 million and ¥ 54,237 million, respectively, as of March 31, 2011 and ¥48,569 million ($591 million) and ¥58,213 million ($708 million), respectively, as of March 31, 2012.

In fiscal 2010, 2011 and 2012, the Company and its subsidiaries received dividends from affiliates of ¥1,702 million, ¥2,875 million and ¥8,653 million ($105 million), respectively.

The balance of excess of cost over the underlying equity at acquisition dates of investment in affiliates amounted to ¥32,187 million and ¥16,884 million ($205 million) as of March 31, 2011 and 2012, respectively.

ORIX JREIT Inc. (“ORIX JREIT”), an equity method affiliate, entered into an asset management agreement with one of the Company’s subsidiaries and paid management fees of ¥1,572 million, ¥1,555 million and ¥1,691 million ($21 million) for fiscal 2010, 2011 and 2012, respectively.

In fiscal 2010 through 2012, certain subsidiaries sold to ORIX JREIT, office buildings and condominiums mainly under operating leases. As a result of the sales, the subsidiaries recognized gains of ¥3,564 million and ¥3,905 million in earnings as gains on sales of real estate under operating leases for fiscal 2010 and 2011, respectively. As for fiscal 2012, the subsidiaries recognized gains of ¥989 million ($12 million) in earnings as gains on sales of real estate under operating leases, and gains of ¥1,995 million ($24 million) as life insurance premiums and related investment income. The related intercompany profits have been eliminated based on the Company’s proportionate share.

During fiscal 2010, a loss of ¥6,954 million was recorded in equity in net income (loss) of affiliates in the consolidated statements of income, for a change in fair value of an investment that is measured at fair value by the election of fair value option under ASC 825-10 (“Financial Instruments—Fair Value Option”). In addition, the Company and its subsidiaries sold the investment and recognized a loss of ¥2,724 million in gains (losses) on sales of subsidiaries and affiliates and liquidation losses, net, in the consolidated statements of income for the fiscal 2010.

During fiscal 2010, the Company transferred its 51% share ownership in ORIX Credit, a domestic subsidiary that operates a card loan business, to Sumitomo Mitsui Banking Corporation (“SMBC”), and ORIX Credit became an affiliate accounted for by the equity method with an investment of 49%. The sales of the portion of ownership interest transferred resulted in a gain of ¥3,571 million and the remeasurement to fair value of the interest retained resulted in a gain of ¥3,430 million, both of which were included in earnings as gains (losses) on sales of subsidiaries and affiliates and liquidation losses, net for fiscal 2010. The Company used a dividend discount model and other models to measure fair value of the interest retained. A part of the Company’s loan to ORIX Credit was repaid as a result of the alliance with SMBC and the aggregate amount of the proceed from the sale of the equity interest and the repayment of the loan is included in sales of subsidiaries, net of cash disposed in the accompanying consolidated statement of cash flows. As of March 31, 2010, the investment in ORIX Credit amounted to ¥123,590 million, ¥96,680 million of which consisted of loans.

During fiscal 2010, ORIX Securities, a domestic subsidiary that operates securities business, made a share swap with Monex Group, Inc. (“Monex Group”) to become a wholly owned subsidiary of Monex Group. The Company acquired 22% share ownership of Monex Group and Monex Group became an affiliate accounted for by the equity method. As a result of the swap, a gain of ¥9,337 million was recognized in earnings as gains (losses) on sales of subsidiaries and affiliates and liquidation losses, net.

During fiscal 2010, DAIKYO issued 99,950,000 shares to the public and a third party at ¥182 per share, amounting to ¥18,216 million. As a result, the ownership interest of the Company in DAIKYO decreased from 41% to 31%. Because the issuance price per share issued by DAIKYO was more than the average carrying amount per share of the Company, the Company was required to adjust the carrying amount of its investments in DAIKYO by ¥3,789 million and recognized the gain in earnings as gains (losses) on sales of subsidiaries and affiliates and liquidation losses, net.

During fiscal 2010, Fuji Fire issued 156,976,000 shares to a third party at ¥86 per share, amounting to ¥13,500 million. As a result, the ownership interest of the Company in Fuji Fire decreased from 20% to 15%. Because the issuance price per share issued by Fuji Fire was less than the average carrying amount per share of the Company, the Company was required to adjust the carrying amount of its investment in Fuji Fire by ¥1,839 million and recognized the loss in earnings as gains (losses) on sales of subsidiaries and affiliates and liquidation losses, net. As a result of the decrease of share of ownership, Fuji Fire became a non affiliate accounted for as available-for–sale equity securities.

During fiscal 2011, Monex Group issued 140,000 shares to a third party at ¥22,765 per share, amounting to ¥3,187 million. Besides, Monex Group issued 65,685 shares for the purpose of the acquisition of Boom Group. As a result of these issuances, the ownership interest of the Company in Monex Group decreased from 22% to 21%. Because the issuance price per share issued by Monex Group was less than the average carrying amount per share of the Company, the Company was required to adjust the carrying amount of its investment by ¥710 million and recognized the loss in earnings as gains (losses) on sales of subsidiaries and affiliates and liquidation losses, net.

During fiscal 2012, Monex Group acquired its shares from the market and canceled its own shares. As a result, the ownership interest of the Company in Monex Group increased from 21% to 22%. Additionally the Company recognized ¥12,713 million ($155 million) of impairment losses because it was judged that the downward stock price movement of the Monex Group was other than temporary.

Companies comprising a significant portion of investment in affiliates were DAIKYO (31% of equity share), ORIX Credit (49% of equity share) and Monex Group (22% of equity share) as of March 31, 2010, DAIKYO (31% of equity share), ORIX Credit (49% of equity share) and Monex Group (21% of equity share) as of March 31, 2011 and DAIKYO (31% of equity share), ORIX Credit (49% of equity share) and Monex Group (22% of equity share) as of March 31, 2012.

Combined and condensed information relating to the affiliates for fiscal 2010, 2011 and 2012 are as follows (some operation data for entities reflect only the period since the Company and its subsidiaries made the investment and on a lag basis):

	Millions of yen			Millions of U.S. dollars
	2010	2011	2012	2012
Operations:
Total revenues	¥1,093,173	¥850,947	¥945,635	$11,505
Income before income taxes	139,067	108,175	74,223	903
Net income	89,368	92,763	51,940	632

Financial position:
Total assets	¥3,983,524	¥4,237,580	¥4,561,537	$55,500
Total liabilities	2,968,953	3,174,222	3,508,038	42,682
Total equity	1,014,571	1,063,358	1,053,499	12,818

The Company and its subsidiaries had no significant transactions with these companies except as described above.

For information regarding ORIX Credit, see Note 33 of “Subsequent Events.”